2Q 2017 earnings presentation august 8, 2017 Exhibit 99.2

Cautions about forward-looking statements and other notices Cautionary Statement Regarding Forward-Looking Statements. This presentation contains forward-looking statements, which are based on our current expectations, estimates, and projections about Real Industry, Inc. and its subsidiaries’ (the “Company”) businesses and prospects, as well as management’s beliefs, and certain assumptions made by management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “should,” “will” and variations of these words are intended to identify forward-looking statements. Such statements speak only as of the date hereof and are subject to change. The Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason. These statements include, but are not limited to, statements about: our financial results, including for the fiscal second quarter of 2017, as well as our expectations for future financial trends and performance of our business and our strategy in future periods including during fiscal 2017; our ability to take advantage of opportunities to acquire assets with upside potential; the expected benefits to the Company of the integration of Beck Aluminum Alloys into Real Alloy; future opportunistic investments; our evaluation of other potential M&A opportunities; our long-term outlook; our preparation for future market conditions; and any statements or assumptions underlying any of the foregoing. Such statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Accordingly, actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors. Important factors that may cause such differences include, but are not limited to, changes in domestic and international demand for recycled aluminum; the cyclical nature and general health of the aluminum industry and related industries; commodity and scrap price fluctuations and our ability to enter into effective commodity derivatives or arrangements to effectively manage our exposure to such commodity price fluctuations; inventory risks, commodity price risks, and energy risks associated with Real Alloy’s buy/sell business model; the impact of tariffs and trade regulations on our operations; the impact of any changes in U.S. or non-U.S. tax laws on our operations or the value of our net operating losses (“NOLs”); our ability to service, and the high leverage associated with, our indebtedness, and compliance with the terms of the indebtedness, including the restrictive covenants that constrain the operation of our business and the businesses of our subsidiaries; our ability to successfully identify, acquire and integrate additional companies and businesses that perform and meet expectations after completion of such acquisitions; our ability to achieve future profitability; our ability to control operating costs and other expenses; that general economic conditions may be worse than expected; that competition may increase significantly; changes in laws or government regulations or policies affecting our current business operations and/or our legacy businesses, as well as those risks and uncertainties disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Forms 10-Q filed with the Securities and Exchange Commission (“SEC”) on May 10, 2017 and August 8, 2017 and Form 10-K filed with the SEC on March 13, 2017, and similar disclosures in subsequent reports filed with the SEC, which are available on our website at www.realindustryinc.com and on the SEC website at https://www.sec.gov. Use of Non-GAAP Financial Measures. This presentation includes references to the non-GAAP financial measures of segment earnings before interest, taxes, depreciation and amortization and, with certain additional adjustments (“Segment Adjusted EBITDA”). Management believes that Segment Adjusted EBITDA enhances the understanding of the financial performance of the operations of Real Alloy (and prior to its acquisition, the former Global Recycling and Specification Alloys business of Aleris Corporation, “Aleris GRSA”) by investors and lenders. As a complement to financial measures recognized under GAAP, management believes that Segment Adjusted EBITDA assists investors who follow the practice of some investment analysts who adjust GAAP financial measures to exclude items that may obscure underlying performance and distort comparability. Because Segment Adjusted EBITDA is not a measure recognized under GAAP, it is not intended to be presented herein as a substitute for net earnings (loss) as an indicator of operating performance. Segment Adjusted EBITDA is the primary performance measurement used by our senior management and Board of Directors to evaluate segment operating results. A reconciliation to the GAAP equivalent of Segment Adjusted EBITDA, net earnings (loss), is provided herein at the Appendix, in our Forms 10-Q filed with the SEC on August 8, 2017, on our Form 10-K filed on March 13, 2017, and prior reports filed on Forms 10-Q, 10-K and 8-K.

second quarter overview 2Q17 EPS loss of $0.25 vs. 2Q16 EPS loss of $0.07 due primarily to Reduced gross profit at Real Alloy, attributable to Real Alloy North America Offset by decrease in SG&A expenses at Real Alloy North America and at Corporate and Other 2Q17 EPS loss of $0.25 improved sequentially from 1Q17 EPS loss of $0.43 due to stronger performance at Real Alloy Stronger sequential results at both Real Alloy North America and Real Alloy Europe 2Q 2017 Earnings

Real alloy overview Real Alloy overall performance reflected the improved North America scrap spread environment from second half of 2016 that had commenced in 1Q17 Real Alloy North America (RANA) continued the trend of sequential quarter improvement and Real Alloy Europe (RAEU) delivered another strong quarter Volume decreased 1% from the prior quarter and from YOY Segment Adjusted EBITDA increased 40% from the prior quarter and decreased 18% YOY Liquidity solid at $67 million Volume Invoiced (metric tonnes in thousands) Segment Adjusted EBITDA (1) ($ millions) (1) For the reconciliation of Segment Adjusted EBITDA to net loss, please see Appendix.

Real alloy north America Increased sales in buy/sell business, driven by the Beck Acquisition and commercial efforts, offset reduced tolling volume, similar to 1Q17 Segment Adjusted EBITDA impacted by volume, mix between tolling and buy/sell, and scrap spreads YOY Capex spending continuing to be geared toward improving efficiency of facilities to benefit both employees and customers Volume Invoiced (metric tonnes in thousands) Segment Adjusted EBITDA (1) ($ millions) Capital Expenditures ($ millions) (1) For the reconciliation of Segment Adjusted EBITDA to net loss, please see Appendix.

Real alloy Europe Volume and mix between tolling and buy/sell business remained similar YOY Delivered highest Segment Adjusted EBITDA in gross dollars since fiscal year 2011 Performance driven by strong scrap spread environment in Europe and favorable product mix Volume Invoiced (metric tonnes in thousands) Segment Adjusted EBITDA (1) ($ millions) Capital Expenditures ($ millions) (1) For the reconciliation of Segment Adjusted EBITDA to net loss, please see Appendix.

REAL INDUSTRY INC

ALUMINUM MARKET PRICING UPDATE

	1Q 2016	2Q 2016	3Q 2016	4Q 2016	1Q 2017	2Q 2017	YOY Change	QOQ Change
RANA Market Prices								
(Dollar per Metric Tonne)								
LME	$1,515	$1,571	$1,620	$1,710	$1,850	$1,911	*22%*	*3%*
P1020	1,707	1,744	1,762	1,878	2,063	2,110	*21%*	*2%*
MW380	1,892	1,874	1,837	1,812	1,943	2,007	*7%*	*3%*
Average Scrap Price	1,289	1,341	1,309	1,284	1,378	1,405	*5%*	*2%*
RAEU Market Prices								
(Euro per Metric Tonne)								
LME	€ 1,374	€ 1,391	€ 1,452	€ 1,587	€ 1,737	€ 1,738	*25%*	*0%*
LME + duty paid Rotterdam premium	1,510	1,506	1,558	1,706	1,873	1,869	*24%*	*(0)%*
MB226	1,617	1,637	1,628	1,591	1,764	1,785	*9%*	*1%*

- MW380 pricing continued the positive trend from 1Q17 into 2Q17 increasing at a faster rate than the Average Scrap Price, resulting in a more favorable margin environment for Real Alloy North America
- Average scrap price is indicative only and does not represent Real Alloy's actual scrap mix or margins

Notes:
- LME is the London Metal Exchange cash official settlement price of primary aluminum.
- Midwest Premium ("MWP") approximates the cost of freight and handling to ship aluminum from LME warehouses to the mid-western U.S., and can fluctuate based upon supply and demand dynamics. The duty-paid Rotterdam premium is the European equivalent of MWP.
- P1020 is the LME price plus the MWP, which represents the price of primary aluminum delivered.
- P1020 and LME + duty paid Rotterdam premium prices are generally correlated to the selling prices of products sold to rolling mills, extruders and other wrought aluminum processors, as well as high-purity alloys sold to automotive end-markets.
- MW380, or Platts Metals Week 380, is an indicative price range published by Platts that is often used in establishing pricing formulas for a common aluminum alloy used primarily in casting automotive parts in the U.S.
- MB226, or Metal Bulletin 226, is an indicative price range published by Metal Bulletin that is often used in establishing pricing formulas for a common aluminum alloy used primarily in casting automotive parts in Europe.
- The Average Scrap Price is the arithmetic average of the prices for three scrap types (twitch, cast and turnings) published by Platts, that are a component of RANA's scrap input mix.

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Liquidity and capitalization Solid liquidity position to support ongoing business Debt balances are principal amounts outstanding.

outlook Ongoing focus on executable investment opportunities at Real Industry and Real Alloy that maximize stockholder value Scrap spreads in North America expected to remain stable Third quarter typically impacted by seasonal customer shutdowns Continuing to explore options to refinance the Senior Secured Notes due 2019

appendix IR Contacts Real Industry, Inc. Jeehae Shin (212) 201-4126 investor.relations@realindustryinc.com   The Equity Group, Inc. Adam Prior, Senior Vice President (212) 836-9606 aprior@equityny.com   Carolyne Y. Sohn, Senior Associate (415) 568-2255 csohn@equityny.com

Recent Aluminum Market prices Source: Platts, London Metal Exchange, Metal Bulletin Notes: LME is the London Metal Exchange cash official settlement price of primary aluminum.  Midwest Premium (“MWP”) approximates the cost of freight and handling to ship aluminum from LME warehouses to the mid-western U.S., and can fluctuate based upon supply and demand dynamics. The duty-paid Rotterdam premium is the European equivalent of MWP. P1020 is the LME price plus the MWP, which represents the price of primary aluminum delivered. MW380, or Platts Metals Week 380, is an indicative price range published by Platts that is often used in establishing pricing formulas for a common aluminum alloy used primarily in casting automotive parts in the U.S. MB226, or Metal Bulletin 226, is an indicative price range published by Metal Bulletin that is often used in establishing pricing formulas for a common aluminum alloy used primarily in casting automotive parts in Europe.

Spread update *The Average Scrap Price is the arithmetic average of the prices for three scrap types (twitch, cast and turnings) published by Platts, that are a component of RANA’s scrap input mix. Note that the average scrap prices reported are only meant to serve as a directional indication of scrap prices and do not represent RANA’s actual scrap mix or margins.   Spread of MW380 and average scrap prices improving since beginning of year Real Alloy’s ability to process multiple grades of scrap provides it with flexibility in scrap procurement to generate the best spread relative to price to maximize gross margin

ALUMINUM USAGE IN AUTOMOTIVE SECTOR UPDATE

REAL INDUSTRY INC

Highlights from Ducker Worldwide Research Report published July 2017

- CAFE regulations will have a major impact on mass reduction initiatives, with a 7% mass reduction expected by 2025 based on current proposed regulation
- Auto lightweighting trend expected to drive future aluminum content growth
- Despite potential for declining auto builds in North America, overall aluminum use expected to increase
- Half of total aluminum content growth over the next five years expected to be driven by aluminum for closures, crash management, steering knuckles and structural vacuum die cast parts
  - Based on this expected higher aluminum content per vehicle, in 2020, 14.9 million North American builds would maintain the same amount of overall aluminum usage from 2015
  - Over the last 20 years, light vehicle production fell below this figure only four times[(2)]

Aluminum Content per Vehicle[(1)]

(pounds)



2015 – 2028E
CAGR: 3% / Growth: 42%
84
120
139
165
212
258
306
340
397
466
520
565
1975
1980
1985
1990
1995
2000
2005
2010
2015
2020
2025
2028

Changes in Aluminum Content per Car in 2015 vs. 2020

(increase in pounds)



38
12
10
10
5
5
(11)
Closure Sheet
Body Sheet
Body Vacuum Die Castings
Body & Bumper Extrusions
Chassis & Suspension
Wheels, Steering & Brakes
Engine & Transmission

Source: Ducker Worldwide as of July 2017, WardsAuto.
(1) Represents North American light vehicles.
(2) Per WardsAuto car and truck production figures.

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Non-Automotive end market Outlook Outlook for other key end-markets is generally positive End-Market % of Business Outlook Can Sheet / Packaging Observed decline in soft drink consumption, offset by growth in alcohol and energy drinks, with double-digit growth expected through 2019(1) Softer demand observed in canned food markets, as widespread consumer preference for fresh food continues to grow(1) Steel North American and European steel production expected to grow 2.5% annually through 2020(2) Benefitting from improving hot-rolled coil (“HRC”) price environment, U.S. HRC up 4% year-over-year,(3) as well as trade actions and an energy recovery Further potential tailwind for aluminum and steel from Section 232 action Transportation Long distance trucking recorded annual growth of 2.1% in the US from 2011-2016, with continued growth of 2.0% forecasted through 2021(4) Demand for goods transportation expected to increase as a result of greater consumer confidence and spending OEM backlogs for aerospace near record highs Source: Company filings, IBIS World, AME, Bloomberg. IBIS World as of September 2016. AME as of July 2017. Represents annual growth rate for 2016 – 2020. Bloomberg as of July 2017. IBIS World as of December 2016.

2Q 2017 Financial statements Unaudited Condensed Consolidated Balance Sheets June 30, December 31, (In millions, except share and per share amounts) 2017 2016 ASSETS Current assets: Cash and cash equivalents $ 18.4 $ 27.2 Trade accounts receivable, net 112.9 88.4 Financing receivable 32.5 28.4 Inventories 120.1 118.2 Prepaid expenses, supplies and other current assets 29.0 24.6 Total current assets 312.9 286.8 Property, plant and equipment, net 289.8 289.2 Equity method investment 5.6 5.0 Identifiable intangible assets, net 11.3 12.5 Goodwill 42.9 42.2 Other noncurrent assets 8.5 9.8 TOTAL ASSETS $ 671.0 $ 645.5 LIABILITIES, REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS' EQUITY Current liabilities: Trade payables $ 124.3 $ 115.8 Accrued liabilities 51.4 46.4 Long-term debt due within one year 3.1 2.3 Total current liabilities 178.8 164.5 Accrued pension benefits 45.9 42.0 Environmental liabilities 11.6 11.6 Long-term debt, net 376.4 354.2 Common stock warrant liability 2.1 4.4 Deferred income taxes, net 2.5 2.5 Other noncurrent liabilities 6.7 6.9 TOTAL LIABILITIES 624.0 586.1 Redeemable Preferred Stock 25.4 24.9 Stockholders' equity: Preferred stock — — Additional paid-in capital 545.9 546.7 Accumulated deficit (524.0) (506.2) Treasury stock — — Accumulated other comprehensive loss (1.4) (7.1) Total stockholders' equity—Real Industry, Inc. 20.5 33.4 Noncontrolling interest 1.1 1.1 TOTAL STOCKHOLDERS' EQUITY 21.6 34.5 TOTAL LIABILITIES, REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS' EQUITY $ 671.0 $ 645.5

REAL INDUSTRY INC

2Q 2017 FINANCIAL STATEMENTS CONT'D

Unaudited Condensed Consolidated Statements of Operations

	Three Months Ended June 30,		Six Months Ended June 30,	
(In millions, except per share amounts)	2017	2016	2017	2016
Revenues	$ 350.2	$ 320.9	$ 687.3	$ 630.3
Cost of sales	332.1	298.6	655.8	591.4
Gross profit	18.1	22.3	31.5	38.9
Selling, general and administrative expenses	12.4	14.6	26.8	30.0
Losses (gains) on derivative financial instruments, net	0.6	(1.5)	1.7	(0.3)
Amortization of identifiable intangible assets	0.6	0.6	1.2	1.2
Other operating expense, net	0.7	0.5	1.6	2.0
Operating profit	3.8	8.1	0.2	6.0
Nonoperating expense (income):				
Interest expense, net	9.6	9.1	20.6	18.3
Change in fair value of common stock warrant liability	0.2	(1.3)	(2.3)	(0.7)
Loss (income) from equity method investment	0.5	—	(0.6)	—
Foreign exchange losses (gains) on intercompany loans	(1.4)	1.6	(2.2)	(1.0)
Other, net	—	(0.2)	0.3	(0.2)
Total nonoperating expense, net	8.9	9.2	15.8	16.4
Loss from continuing operations before income taxes	(5.1)	(1.1)	(15.6)	(10.4)
Income tax expense	1.1	0.2	1.9	0.9
Loss from continuing operations	(6.2)	(1.3)	(17.5)	(11.3)
Earnings from discontinued operations, net of income taxes	—	0.1	—	0.1
Net loss	(6.2)	(1.2)	(17.5)	(11.2)
Earnings from continuing operations attributable to noncontrolling interest	0.3	0.3	0.4	0.4
Net loss attributable to Real Industry, Inc.	$ (6.5)	$ (1.5)	$ (17.9)	$ (11.6)
LOSS PER SHARE				
Net loss attributable to Real Industry, Inc.	$ (6.5)	$ (1.5)	$ (17.9)	$ (11.6)
Dividends on Redeemable Preferred Stock, in-kind	—	(0.5)	—	(0.9)
Dividends on Redeemable Preferred Stock, in cash or accrued	(0.5)	—	(1.1)	—
Accretion of fair value adjustment to Redeemable Preferred Stock	(0.3)	(0.2)	(0.5)	(0.5)
Net loss available to common stockholders	$ (7.3)	$ (2.2)	$ (19.5)	$ (13.0)
Basic and diluted loss per share:				
Continuing operations	$ (0.25)	$ (0.08)	$ (0.67)	$ (0.43)
Discontinued operations	—	0.01	—	—
Basic and diluted loss per share	$ (0.25)	$ (0.07)	$ (0.67)	$ (0.43)

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REAL INDUSTRY INC

SEGMENT ADJUSTED EBITDA RECONCILIATION TO REAL INDUSTRY NET LOSS

	Three Months Ended				
(In millions)	Jun-17	Mar-17	Dec-16	Sep-16	Jun-16
Segment Adjusted EBITDA	$ 17.2	$ 12.3	$ 11.8	$ 16.9	$ 20.9
Unrealized gains (losses) on derivative financial instruments	(0.1)	(0.2)	0.1	(0.6)	1.9
Segment depreciation and amortization	(10.1)	(11.5)	(11.9)	(11.3)	(10.6)
Amortization of inventories and supplies purchase accounting adjustments	—	—	(0.2)	—	(0.3)
Corporate and Other selling, general and administrative expenses	(2.5)	(3.2)	(3.1)	(7.5)	(3.6)
Goodwill impairment	—	—	(61.8)	—	—
Other, net	(0.7)	(1.0)	(2.1)	(1.0)	(0.2)
Operating profit (loss)	3.8	(3.6)	(67.2)	(3.5)	8.1
Interest expense, net	(9.6)	(11.0)	(9.8)	(9.2)	(9.1)
Change in fair value of common stock warrant liability	(0.2)	2.5	(0.2)	1.9	1.3
Acquisition-related costs and expenses	—	—	(1.0)	—	—
Foreign exchange gains (losses) on intercompany loans	1.4	0.8	(3.4)	—	(1.6)
Income (loss) from equity method investment	(0.5)	1.1	(1.1)	—	—
Other nonoperating expense, net	—	(0.3)	0.6	(0.5)	0.2
Income tax benefit (expense)	(1.1)	(0.8)	1.0	0.5	(0.2)
Earnings (loss) from discontinued operations, net of income taxes	—	—	0.5	—	0.1
Net loss	$ (6.2)	$ (11.3)	$ (80.6)	$ (10.8)	$ (1.2)

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